                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 7, 2000

                           EINSTEIN/NOAH BAGEL CORP.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                            0-21097                           84-1294908
--------------------------------------------------------------------------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


                                (303) 568-8000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changes since last report)

Item 5.  Other Events

     On March 7, 2000, the Company announced that its common stock had been delisted from the Nasdaq SmallCap Market. Attached to this Current Report on Form 8-K/A as Exhibit 99.1 is a copy of the Company's related press release dated March 7, 2000.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1  Press release of the Company dated March 7, 2000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 8, 2000

                                EINSTEIN/NOAH BAGEL CORP.



                                By: /s/ Paul A. Strasen
                                    -------------------
                                    Paul A. Strasen

                                    Senior Vice President

                                       2